UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of SL Power Electronics Corporation

On April 1, 2022, AEI US Subsidiary, LLC, a Delaware limited liability company (“Buyer”) and a direct subsidiary of Advanced Energy Industries, Inc., a Delaware corporation (“Advanced Energy”),  Advanced Energy, in its capacity as a guarantor under the Acquisition Agreement (as defined below) (the “Buyer Guarantor”), SL Power Electronics Corporation, a Delaware corporation (“SL Power”), SL Delaware Holdings, Inc., a Delaware corporation (“Seller”), and Steel Partners Holdings L.P., a Delaware limited partnership (“Seller Guarantor”), entered into a Stock Purchase Agreement (the “Acquisition Agreement”), pursuant to which Buyer will acquire, directly and indirectly, 100% of the issued and outstanding shares of capital stock of SL Power and its subsidiaries from Seller, for a base purchase price of $144.5 million, plus any cash acquired and less any outstanding indebtedness and Seller transaction expenses, subject to customary adjustments, including adjustments for working capital as of the closing (the “Transaction”). SL Power is a global company that designs and manufactures AC/DC power conversion solutions used by Original Equipment Manufacturers (“OEMs”) in mission-critical medical, specialized lighting & audio and industrial applications with manufacturing in Mexico and China and sales operations in the United States, Europe and Asia.

The Acquisition Agreement contains customary representations and warranties from SL Power, Seller, Seller Guarantor, Buyer and Buyer Guarantor. In connection with, and following, the closing of the Transaction, Seller and its affiliates have agreed to provide SL Power with certain transition-related information technology, human resources and finance and administrative services for certain periods of time.

Completion of the Transaction is subject to customary closing conditions, including: (i) the absence of injunctions or other legal restraints prohibiting consummation of the Transaction; (ii) the material accuracy of the representations and warranties of SL Power, Seller, Seller Guarantor, Buyer and Buyer Guarantor; (iii) Seller and SL Power obtaining certain consents; (iv) material compliance by SL Power, Seller, Seller Guarantor, Buyer and Buyer Guarantor with their respective covenants; and (v) the absence of a material adverse effect on SL Power. The Buyer’s obligations under the Acquisition Agreement are not subject to any financing condition. The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Acquisition Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SL Power, Seller, Seller Guarantor, Buyer, or Advanced Energy or their respective subsidiaries and affiliates. The Acquisition Agreement contains representations and warranties by Buyer and Buyer Guarantor on the one hand, and SL Power, Seller and Seller Guarantor, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Acquisition Agreement, including information in confidential disclosure schedules delivered by each party in connection with the signing of the Acquisition Agreement. Moreover, certain representations and warranties in the Acquisition Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between Buyer and Buyer Guarantor, on the one hand, and SL Power, Seller and Seller Guarantor, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Acquisition Agreement should not be relied on by any persons as characterizations of the actual state of facts about Buyer, Buyer Guarantor, SL Power, Seller or Seller Guarantor at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in Advanced Energy’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On April 4 2022, Advanced Energy issued a press release entitled “Advanced Energy to Acquire SL Power”. A copy of that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On April 4, 2022, Advanced Energy made available to investors an investor presentation in connection with the execution of the Acquisition Agreement. A copy of that investor presentation is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, contains forward-looking statements, which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of Advanced Energy, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: (1) the risk that the Transaction does not close; (2) risks that the conditions to the closing of the Transaction are not satisfied; (3) litigation relating to the Transaction; (4) the ability of Advanced Energy to successfully integrate SL Power’s operations and employees; (5) unexpected costs, charges or expenses resulting from the Transaction; (6) risks that the proposed Transaction disrupts the current plans and operations of Advanced Energy and SL Power; (7) the ability to realize the projected revenue, synergies and earnings goals as described in the release and in the investor presentation; (8) competition from larger and more established companies; (9) Advanced Energy’s ability to successfully grow SL Power’s business; (10) potential adverse reactions (including customer reaction) or changes to business relationships resulting from the announcement or completion of the Transaction; (11) the retention of key employees at SL Power; (12) the ongoing impact of parts shortages and COVID-19 and on the operations of Advanced Energy and SL Power; and (13) legislative, regulatory, tariff (and in particular, U.S. tariffs and China retaliatory actions) and economic developments, including changing business conditions in the medical and industrial power supply industry overall and the economy in general, as well as financial performance and expectations of Advanced Energy’s  and SL Power’s existing and prospective customers. For additional disclosure regarding these and other risks faced by Advanced Energy, see the disclosures contained in Advanced Energy’s Annual Report on Form 10-K on file with the Securities and Exchange Commission and the other reports that Advanced Energy periodically files with the Securities and Exchange Commission. Actual results may differ materially from those contemplated by these forward-looking statements. These forward-looking statements reflect management’s current views and Advanced Energy does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date hereof except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1

Stock Purchase Agreement, dated April 1, 2022, by and among SL Power Electronics Corporation, SL Delaware Holdings, Inc., Steel Partners Holdings L.P., AEI US Subsidiary, LLC and Advanced Energy Industries, Inc.*

99.1	Press Release, dated April 4, 2022

99.2	Investor Presentation, dated April 4, 2022

104	The cover page from Advanced Energy Industries, Inc. Current Report on Form 8-K, formatted in Inline XBRL

* Schedules, exhibits, and similar supporting attachments or agreements to the Stock Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Advanced Energy Industries, Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Paul Oldham
Date: April 4, 2022	Paul Oldham
Executive Vice President, Chief Financial Officer